                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     John Hancock Variable Series Trust I
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                     John Hancock Variable Series Trust I

  Notice of Special Meeting of Shareholders of the Small/mid Cap Growth Fund
            (formerly, the "Diversified Mid Cap Growth Portfolio")

     A Special Meeting of Shareholders of the Small/Mid Cap Growth Fund of John Hancock Variable Series Trust I (the "Series Trust") will take place at 10:00 A.M. Eastern Time, on Friday, August 20, 1999. The meeting will be held at the offices of John Hancock Variable Life Insurance Company ("JHVLICO"), 197 Clarendon Street, Boston, Massachusetts 02117 (telephone 1-800-732-5543). At the meeting, the shareholders will consider:

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1.   A proposal to approve, as to the Small/Mid Cap Growth Fund, a new sub-
     investment management agreement among the Series Trust, John Hancock Mutual Life Insurance Company ("John Hancock"), and Wellington Management Company, LLP ("Wellington").

2. Any other matters relating to the conduct of the meeting may also be transacted at the meeting.
--------------------------------------------------------------------------------

     An owner of a variable life insurance policy or variable annuity contract will be entitled to vote only if he/she had policy/contract assets invested in the Small/Mid Cap Growth Fund at the close of business on June 30, 1999.

                                         Thomas J. Lee
                                         Vice Chairman
                                         Board of Trustees

Boston, Massachusetts
July 16, 1999


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     Please complete and return the enclosed voting instruction form, even if you expect to be present at the meeting. You may still vote in person if you attend the meeting.
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

                                PROXY STATEMENT

General


     The management of the Series Trust is soliciting voting instructions from the shareholders of the Small/Mid Cap Growth Fund ("Fund") of the Series Trust for use at the Special Meeting of Fund shareholders on August 20, 1999. The solicitation includes all shares of the Fund attributable to variable contract owners' interests in John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V, and I; and John Hancock Mutual Variable Life Insurance Account UV (the "Account(s)"). This proxy statement is being furnished in connection with the solicitation.

     The Fund will bear the cost of (1) printing and mailing this notice, proxy statement, and accompanying voting instructions form, and (2) tabulating the votes. In addition to solicitations by mail, a number of regular employees of John Hancock may solicit voting instructions in person or by telephone. Such employees will receive no compensation for such services. The management of the Series Trust first mailed solicitation materials to owners on July 16, 1999.


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     You may obtain, free of charge, a copy of the Series Trust's 1998 annual report and a copy of its current prospectus. Requests for the copies should be made to Series Trust at the address or the toll-free telephone number shown in the notice attached at the front of this proxy statement.
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Voting Instructions


     Although JHVLICO and John Hancock, through the Accounts, legally own all of the Fund's shares, JHVLICO and John Hancock will vote all such shares in accordance with the voting instructions given by the owners ("owners") of variable life insurance policies and variable annuity contracts (collectively referred to as "contracts") with assets invested in the Fund.

     Any authorized voting instructions will be valid for any adjournment of the Special Meeting. Only the owner executing the voting instructions can revoke them. If the management of the Series Trust receives an insufficient number of votes to approve the proposal, the Special Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

     Any person giving voting instructions may revoke them at any time prior to exercising them by submitting, to the Series Trust, a superseding voting instruction form or written notice of revocation. In addition, an owner present at the Special Meeting my withdraw his/her voting instruction form and vote in person. (Mere attendance at the Special Meeting will not revoke the voting instructions, however.) JHVLICO and John Hancock will vote the Fund shares in accordance with all properly executed and unrevoked voting instructions received in time for the Special Meeting.

     In accordance with the voting instructions received from the owners whose contracts are invested in the Fund, JHVLICO and John Hancock will vote the Fund shares held in their respective Accounts. Fund shares which are not attributable to contracts or for which no timely voting instructions are received will be represented by JHVLICO or John Hancock at the meeting and voted in the same proportion as the voting instructions which are received from all owners invested in the Fund through those Accounts.

     Fund shares which are not attributable to contracts include shares purchased with contributions made as "seed money" to the Fund by JHVLICO or John Hancock. Please refer to Appendix A to this proxy statement if you would like additional information about the number of Fund shares attributable to JHVLICO or John Hancock (rather than to contract owners).

Majority Voting

     For the shareholders to approve the proposal described in this proxy statement, the proposal must receive the favorable vote of a majority of the outstanding shares of the Fund. When used in this proxy statement, "a majority of the outstanding voting shares" means either:

     (1)  the affirmative vote of more than 50% of the outstanding shares;  or

     (2) if less than 50% of the outstanding shares is present or represented at the Special Meeting, then 67% or more of those shares present or represented.


     PROPOSAL 1:  APPROVAL OF NEW SUB-INVESTMENT MANAGEMENT AGREEMENT


     At a meeting of the Series Trust's Board of Trustees held on April 21, 1999, the Trustees unanimously approved a proposal by John Hancock to:

     (1) revise the investment strategy of the Diversified Mid Cap Growth Portfolio of the Series Trust to reflect a focus on investments on stocks having a small to mid-sized market capitalization rather than solely on those having mid-sized market capitalization,

     (2) rename the Portfolio the "Small/Mid Cap Growth Fund" to reflect that revision in strategy, and

     (3) approve, with respect to the Small/Mid Cap Growth Fund, a new sub-investment management agreement appointing Wellington Management Company, LLP as the Fund's sub-investment manager.

Background Information

     Prior to May 1, 1999, John Hancock Advisers, Inc. ("Advisers"), an affiliate of John Hancock, served as sub-investment manager to the Fund pursuant to a sub-investment management agreement dated April 15, 1994. At the special meeting of the Trustees held on April 21, 1999, the Trustees, upon John Hancock's recommendation, decided that the Fund's sub-investment management relationship with Advisers should be terminated, and that a successor sub-investment manager should be appointed. For the reasons described in greater detail below, the Trustees determined to appoint Wellington to succeed Advisers as the sub-investment manager of the Fund. Accordingly, by agreement (the "Agreement") dated April 30, 1999, Wellington accepted the appointment and has served as sub-investment manager to the Fund since May 1, 1999. Shareholders of the Fund are now being asked to approve the Agreement. A copy of the Agreement appears as Appendix B hereto. Wellington, which also serves as sub-investment manager for the Series Trust's High Yield Bond Fund, is not affiliated with John Hancock.

     Since the Fund's inception, its investment manager has been John Hancock, serving pursuant to an investment management agreement dated April 15, 1994.
The terms of that agreement, the substance of which will not be affected by the proposal to be voted on at the Special Meeting, provide that John Hancock will pay sub-investment management fees to the sub-investment manager of the Fund out of John Hancock's own assets. The Fund itself bears no responsibility for payment of the sub-investment management fees and, therefore, approval of the Agreement will not affect the overall investment management fees to be paid by the Fund.

Summary of the Agreement

     Pursuant to the Agreement, Wellington agrees to provide a continuing and suitable investment program for the Fund that is consistent with the Fund's investment objectives, policies, guidelines and restrictions as established by the Series Trust and John Hancock. Wellington performs its specific duties under the Agreement subject to the overall supervision, direction, control, and review of the Series Trust and John Hancock. As part of these specific duties, Wellington advises and provides information to the Fund in connection with policy decisions; places orders for purchases and sales of portfolio investments; instructs and provides information to the Fund's custodian regarding securities and cash transactions; provides information to John Hancock regarding portfolio investments; and maintains records required by the Investment Company Act of 1940. Wellington has also agreed to make its personnel available to educate John Hancock sales personnel regarding its management of the Fund.

     For its investment management and advisory services, Wellington is paid a fee by John Hancock at the following rates, on an annual basis as a percentage of the Fund's average daily net assets: 0.55% of the first $100,000,000; 0.45% of the next $100,000,000; and 0.40% of all additional amounts. However, Wellington's compensation for the period prior to approval of the Agreement by the Fund's shareholders will not exceed the compensation that would have been paid for such period to Advisers under the former sub-investment management agreement, had such agreement not been terminated.

     By comparison, under the fee schedule payable under the terminated former sub-investment management agreement with Advisers, Advisers was paid a fee by John Hancock at the following rate, on an annual basis as a percentage of the Fund's average daily net assets: 0.50% of the first $250,000,000; 0.47% of the next $250,000,000; and 0.44% of any excess.

     As previously noted, the sub-investment management fees with respect to the Fund are paid by John Hancock rather than the Fund. The Fund pays John Hancock, under its investment management agreement, a fee that will not be changed as a result of the change in the Fund's sub-investment manager. This fee to John Hancock is at the following rates, on an annual basis as a percentage of the Fund's average daily net assets: 0.75% of the first $250,000,000; 0.70% of the next $250,000,000; and 0.65% of any excess. For the fiscal year ended December 31, 1998, the Fund paid John Hancock $1,490,558 for its investment management services with respect to the Fund.

     Each party agrees to bear the costs and expenses of performing its obligations under the Agreement. The Series Trust assumes the expense of taxes, custodian fees and expenses, brokerage commissions, and interest payable on the Series Trust's borrowings.

     Unless modified or terminated, the Agreement will continue with respect to the Fund for two years, and thereafter from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of John Hancock, Wellington, or the Series Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. The Agreement also provides that it may be terminated at any time without penalty by the Series Trust pursuant to a vote of the Trustees of the Series Trust or a vote of a majority of the outstanding voting shares of the Fund. The agreement also may be terminated by Wellington or by John Hancock on 90 days' notice to the other parties. The Agreement automatically terminates in the event of its assignment.

Evaluation by the Board of Trustees

     The principal reason for the Trustees' decision to replace Advisers as sub-investment manager for the Fund was to seek improved investment performance for the Fund. John Hancock performed an initial screening of potential successor sub-investment managers to identify those which, with respect to their pursuit of an investment strategy emphasizing mid cap equity and growth, produced above average investment performance versus the Fund's "benchmark" (Russell Mid Cap Growth) and peer group (Russell Mid Cap Growth Universe) for

3- and 5-year periods. Wellington and one other candidate were chosen by John Hancock, as a result of that screening process, for more detailed examination. John Hancock then presented detailed performance, investment strategy, and resource information about those candidates to the Board of Trustees for consideration. In evaluating the candidates, the Trustees also considered each candidate's length and depth of experience in managing portfolios having an investment objective similar to that of the Fund, taking into account the shift in investment strategy towards greater investment focus on stocks having relatively small market capitalization ("small cap"), as described above.

     The primary factors influencing the Trustees' decision were the recommendation of John Hancock, the performance record and resources of Wellington and the fact that there would be no increase in the fees or expenses borne by the Fund.

Additional Information

     John Hancock. John Hancock serves as the investment manager for the Small/Mid Cap Growth Fund pursuant to an investment management agreement between the Series Trust and John Hancock, dated April 15, 1994. That agreement was last approved by the Fund's shareholders on April 14, 1997. The substance of that agreement, as currently in effect, will not be changed by approval of the Agreement.

     John Hancock, a registered investment adviser under the Investment Advisers Act of 1940, began providing investment advice to investment companies in 1972 when it organized a management-type separate account that invested primarily in common stocks. Additional information about John Hancock is contained in Appendix C.

     Wellington. Wellington is a registered investment adviser and a limited liability partnership with its principal place of business at 75 State Street, Boston, Massachusetts 02109. Wellington was founded in 1928 and as of March 31, 1999, it had approximately $215.3 billion under management. Wellington provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutional and individual investors. Wellington and its predecessor organizations have provided investment advisory services for over 70 years.

     Wellington is managed by its active partners. The managing partners of Wellington as of March 31, 1999 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. The names and titles of each of the general partners and Senior Vice Presidents of Wellington are set forth in Appendix C. The principal business address of the principal executive officer and each of Wellington's partners and principals, as it relates to their duties at Wellington, is 75 State Street, Boston, Massachusetts 02109.

     Wellington manages [     ] other mutual funds which have an investment
objective similar to that of the Small/Mid Cap Growth Fund. On an annual basis, those funds pay the following investment management fees to Wellington:

                                Fee Rate as a Percentage of
Name of Fund                    Net Assets                       Net Assets as of [date]
------------------------------  -------------------------------  -------------------------------
[list and data to be provided]

Brokerage Commissions on Portfolio Transactions

     Wellington, like the Series Trust's other sub-investment managers, is authorized when placing portfolio transactions for securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction, so long as the amount paid is reasonable in relation to brokerage and research services furnished by the broker to Wellington or the Fund.

Trustees' Recommendation

     THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE SUB-INVESTMENT MANAGEMENT AGREEMENT AMONG THE SERIES
        ---
TRUST, JOHN HANCOCK, AND WELLINGTON.

If the shareholders do not approve the Agreement, the Agreement will terminate and the Board of Trustees will take such action as they deem to be in the best interests of the Fund and its shareholders.

                                                                      Appendix A


                         RECORD DATE AND VOTING SHARES


     As of the close of business on June 30, 1999 (the "record date"), there
were [         ] shares outstanding in the Small/Mid Cap Growth Fund.  Each Fund share is entitled to one vote, and fractional votes will be counted.

     The number of Fund shares attributable to each owner of a variable life insurance policy is determined by dividing, as of the record date, the policy's account value (less any outstanding indebtedness) in the corresponding investment option by the net asset value of one share in the Fund.

     The number of Fund shares attributable to each owner of a variable annuity contract is determined by dividing, as of the record date, the value of the accumulation units under the contract (or, in the case of a contract under which annuity payments have commenced, the contract reserves) in the corresponding investment option by the net asset value of one share of the Fund.

     As of the close of business on June 30, 1999, JHVLICO and John Hancock owned the following numbers of Fund shares:

                                                  Shares Not Attributable     Shares Attributable
                                                         to Owners                 to Owners
                                                  ------------------------  -----------------------
John Hancock (Including its Accounts)                     [     ]                   [     ]
JHVLICO (Including its Accounts)                          [     ]                   [     ]

To the knowledge of the Series Trust, no person beneficially owned, as of June 30, 1999, more than 5% of the outstanding shares of the Fund.

                                                                      Appendix B





                      SUB-INVESTMENT MANAGEMENT AGREEMENT

                                     AMONG

                      JOHN HANCOCK VARIABLE SERIES TRUST I

                       WELLINGTON MANAGEMENT COMPANY, LLP

                                      AND

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                      SUB-INVESTMENT MANAGEMENT AGREEMENT


   AGREEMENT made as of the 30th day of April, 1999 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Series"), Wellington Management Company, LLP, a Massachusetts limited liability partnership ("Wellington Management"), and John Hancock Mutual Life Insurance Company, a Massachusetts corporation ("JHMLICO").

   WHEREAS, the Series is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, JHMLICO and Wellington Management are each engaged in the business of rendering investment advice under the Investment Advisers Act of 1940, as amended; and

   WHEREAS, the Series is authorized to issue its shares in separate classes, with each such class representing interests in a separate portfolio of securities and other assets; and

   WHEREAS, the Series offers shares in several classes, one of which is designated as the Small/Mid Cap Growth Portfolio (together with all other classes established by the Series, collectively referred to as the "Portfolios"), each of which pursues its investment objectives through separate investment policies; and

   WHEREAS, the Series has retained JHMLICO to render investment management services to the Series pursuant to an Investment Management Agreement dated as of April 15, 1994, as amended (the "Investment Management Agreement"), pursuant to which it may contract with Wellington Management as a sub-investment manager as provided for herein.

   NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF SUB-INVESTMENT MANAGER

   (a)  Subject Portfolio.  Wellington Management is hereby appointed and
        -----------------
Wellington Management hereby accepts the appointment to act as investment adviser and manager to the Small/Mid Cap Growth Portfolio (the "Subject Portfolio") effective May 1, 1999 for the period and on the terms herein set forth, and for the compensation herein provided.

   (b)  Additional Subject Portfolios.  In the event that the Series and JHMLICO
        -----------------------------
desire to retain Wellington Management to render investment advisory services hereunder for any other Portfolio, they shall so notify Wellington Management in writing. If it is willing to render such services, Wellington Management shall notify the Series in writing, whereupon such Portfolio shall become a Subject Portfolio hereunder.

   (c)  Incumbency Certificates.  Wellington Management shall furnish to
        -----------------------
JHMLICO, immediately upon execution of this Agreement, a certificate of a senior officer of Wellington Management setting forth (by name and title, and including specimen signatures) those officers of Wellington Management who are authorized to give instructions for the Subject Portfolio pursuant to the provisions of this Agreement. Wellington Management shall promptly provide supplemental certificates in connection with each additional Subject Portfolio (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such authorized officers for any Subject Portfolio. On behalf of the Series, JHMLICO shall instruct the custodian for the Subject Portfolio to accept instructions with respect to the Subject Portfolio from the officers of Wellington Management so named.

   (d)  Independent Contractor.  Wellington Management shall for all purposes
        ----------------------
herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Series.

   (e)  Wellington Management's Representations.  Wellington Management
        ---------------------------------------
represents, warrants and agrees (i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHMLICO if the foregoing representation and agreement shall cease to be true in any material respect at any time during the term of this Agreement, (iii) that it will promptly notify JHMLICO of any material change in the ownership of Wellington Management, or of any change in the identity of the personnel who manage the Subject Portfolio,
(iv) that it has adopted a code of ethics complying with the requirements of
Section 17(j) and Rule 17j-1 under the 1940 Act and has provided true and complete copies of such code to the Series and to JHMLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Series and JHMLICO each with a copy of Wellington Management's Form ADV, as most recently filed with the Securities and Exchange Commission ("SEC"), and will promptly furnish copies of each future amendment thereto.

2. PROVISION OF INVESTMENT MANAGEMENT SERVICES.

     Wellington Management will provide for the Subject Portfolio a continuing and suitable investment program consistent with the investment objectives, policies, guidelines and restrictions of said Portfolio, as established by the Series and JHMLICO. From time to time, JHMLICO or the Series may provide Wellington Management with additional or amended investment policies, guidelines and restrictions. Wellington Management, as sub-investment manager, will manage the investment and reinvestment of the assets in the Subject Portfolio, and perform the functions set forth below, (i) subject to the overall supervision, direction, control and review of JHMLICO and the Board of Trustees of the Series, and (ii) consistent with the applicable investment objectives, policies, guidelines and restrictions, the provisions of the Series' Declaration of Trust, By-laws, prospectus, statement of additional information (each as in effect from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any other directions or instructions delivered to Wellington Management in writing by JHMLICO or the Series from time to time). By its signature below, Wellington Management acknowledges receipt of a copy of the Series' Declaration of Trust, By-laws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

   Wellington Management will, at its own expense:

   (a) advise the Series in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Portfolio and, upon request, furnish the Series with research, economic and statistical data in connection with said Portfolio's investments and investment policies;

   (b) submit such reports and information as JHMLICO or the Series' Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Subject Portfolio;

   (c) place orders for purchases and sales of portfolio investments for the Subject Portfolio;

   (d) give instructions to the Subject Portfolio's custodian concerning the delivery of securities and transfer of cash for the Subject Portfolio;

   (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Series, to the extent not maintained by the custodian, transfer agent or JHMLICO;

   (f) at or prior to the close of business each day, provide JHMLICO and the custodian with trade information for each transaction effected for the Subject Portfolio, and promptly provide to the custodian information on all brokerage or dealer confirmations;

   (g) as soon as practicable following the end of each calendar month, provide JHMLICO with information on all transactions effected for the Subject Portfolio during the month, a summary listing all investments held in such Portfolio as of the last day of the month, and such other information as JHMLICO may reasonably request in connection with the accounting services that JHMLICO provides for the Subject Portfolio; and

   (h) absent specific instructions to the contrary provided to it by JHMLICO and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Portfolio in accordance with Wellington Management's proxy voting policy as most recently provided to JHMLICO.

   On its own initiative, Wellington Management will apprise JHMLICO and the Series of important political and economic developments materially affecting the marketplace or the Subject Portfolio, and will furnish JHMLICO and the Series' Board of Trustees from time to time such information as is appropriate for this purpose. Wellington Management will also make its personnel available in Boston, Massachusetts or other reasonable locations as often as quarterly to discuss the Subject Portfolio and Wellington Management's management thereof, to educate JHMLICO sales personnel with respect thereto, and for such other purposes as the Series or JHMLICO may reasonably request.

   The Series and JHMLICO will provide timely information to Wellington Management regarding such matters as purchases and redemptions of shares in the Subject Portfolio and the cash requirements of, and cash available for investment in, the Subject Portfolio. JHMLICO will timely provide Wellington Management with monthly accounting statements for the Subject Portfolio, and such other information (including, without limitation, reports concerning the classification of Subject Portfolio securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for Wellington Management to perform its responsibilities hereunder.

3. ALLOCATION OF EXPENSES.

   Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Series specifically agrees to assume the expense of:

   (a) brokerage commissions for transactions in the portfolio investments of the Series and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

   (b)  custodian fees and expenses;

   (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Series to federal, state or other governmental agencies; and

   (d)  interest payable on the Series' borrowings.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Series and JHMLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. SUB-ADVISORY FEES.

     For all of the services rendered with respect to the Subject Portfolio as herein provided, JHMLICO shall pay to Wellington Management a fee (for the payment of which the Series shall have no obligation or liability), based on the Current Net Assets of the Subject Portfolio, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Portfolio during any calendar month, the fee with respect to such Portfolio accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the Subject Portfolio's net assets as of the most recent preceding day for which the Subject Portfolio's net assets were computed.

     Notwithstanding the foregoing provisions of this Paragraph 4 and of said
Schedule I, Wellington Management's compensation hereunder for the period prior to approval of this Agreement by the appropriate shareholders of the Series shall not exceed the compensation that would have been paid for such period under the Sub-Investment Management Agreement dated April 15, 1994 by and among the Series, JHMLICO and John Hancock Advisers Inc. had such Sub-Investment Management Agreement not been terminated.

5. PORTFOLIO TRANSACTIONS.

     In connection with the investment and reinvestment of the assets of the Subject Portfolio, Wellington Management is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. Wellington Management shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Portfolio and its shareholders, Wellington Management shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Portfolio or to Wellington Management, and who charge a higher commission rate to the Subject Portfolio than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Wellington Management shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

     Wellington Management will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Portfolio.

6. OWNERSHIP OF INFORMATION, RECORDS, AND CONFIDENTIALITY.

     The Series shall own and control all records maintained hereunder by Wellington Management on the Series' behalf and, in the event of termination of this Agreement with respect to any Portfolio for any reason, all records relating to that Portfolio shall be promptly returned to the Series, free from any claim or retention of rights by Wellington Management, provided that (subject to the last paragraph of this Section 6) Wellington Management may retain copies of such records. Wellington Management also agrees, upon request of the Series, promptly to surrender such books and records or, at its expense, copies thereof, to the Series or to make such books and records available for audit or inspection by representatives of regulatory authorities, or other persons reasonably designated by the Series. Wellington Management further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to Section 31 and Rules 31a-1 and 31a-2, to the extent such records are not maintained by the custodian, transfer agent or JHMLICO, and to supply all information requested by any securities and insurance regulatory authorities to determine whether all securities and insurance laws and regulations are being complied with. Wellington Management shall supply the Board of Trustees and officers of the Series and JHMLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to Wellington Management.

     Wellington Management shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Series has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

7. LIABILITY; STANDARD OF CARE.

     No provision of this Agreement shall be deemed to protect Wellington Management or JHMLICO against any liability to the Series or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Series against any such liability to which he or she might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his or her duties or the reckless disregard of his or her obligations and duties. Adviser shall employ only qualified personnel to manage the Subject Portfolio; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment objectives, policies, guidelines and restrictions of the Subject Portfolio and with the provisions of the Series' Declaration of Trust, By-laws, prospectus and statement of additional information or any supplements thereto; shall manage the Subject Portfolio (subject to the receipt of, and based upon the information contained in, periodic reports from JHMLICO or the custodian concerning the classification of Portfolio securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of

1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Series; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, Wellington Management shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8. DURATION AND TERMINATION OF THIS AGREEMENT.

   (a)  Duration.  This Agreement shall become effective with respect to the
        --------
Subject Portfolio on May 1, 1999 and, with respect to any additional Subject Portfolio, on the date of receipt by the Series of notice from Wellington Management in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Portfolio. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Portfolio and, with respect to each additional Subject Portfolio, until two years following the date on which such Portfolio becomes a Subject Portfolio hereunder, and shall continue in full force and effect thereafter with respect to each Subject Portfolio only so long as such continuance with respect to any such Portfolio is specifically approved at least annually (a) by either the Board of Trustees of the Series or by vote of a majority of the outstanding voting shares of such Portfolio, and (b) in either event by the vote of a majority of the Board of Trustees of the Series who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

   (b)  Termination. This Agreement may be terminated with respect to any
        -----------
Subject Portfolio at any time, without payment of any penalty, by the Series pursuant to a vote of the Trustees of the Series or a vote of a majority of the outstanding shares of such Portfolio, which termination shall be effective immediately upon delivery of written notice thereof to Wellington Management and JHMLICO. This Agreement may be terminated by Wellington Management on at least ninety days' prior written notice to the Series and JHMLICO, and may be terminated by JHMLICO on at least ninety days' prior written notice to the Series and Wellington Management.

   (c)  Automatic Termination.  This Agreement shall automatically and
        ---------------------
immediately terminate in the event of its assignment or if the Investment Management Agreement is terminated.

9.  SERVICES NOT EXCLUSIVE; USE OF WELLINGTON MANAGEMENT'S NAME AND LOGO.

   The services of Wellington Management to the Series are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that partners, officers and employees of Wellington Management and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

   During the term of this Agreement, subject to Wellington Management's consent (which consent shall not be unreasonably withheld and which may be presumed unless an objection is made to a proposed use as hereinafter provided), JHMLICO and the Series shall have the non-exclusive and non-transferrable right to use Wellington Management's name and logo in all materials relating to the Subject Portfolio, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Series or the public. However, prior to printing or distributing of any materials which refer to Wellington Management, JHMLICO shall consult with Wellington Management and shall furnish to Wellington Management a copy of such materials. Wellington Management agrees to cooperate with JHMLICO and to review such materials promptly. JHMLICO shall not print or distribute such materials if Wellington Management reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo are to be used.

10. AVOIDANCE OF INCONSISTENT POSITION.

     In connection with the purchase and sale of portfolio securities of the Subject Portfolio, Wellington Management and its partners, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Portfolio with those for other accounts managed by Wellington Management or its affiliates, if orders are allocated in a manner deemed equitable by Wellington Management among the accounts and at a price approximately averaged.

11. AMENDMENT.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Portfolio until approved specifically by (a) the Board of Trustees of the Series, or by vote of a majority of the outstanding shares of that Portfolio, and (b) by vote of a majority of those trustees of the Series who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12.  LIMITATION OF LIABILITY.

     It is expressly agreed that the obligations of the Series hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Series personally, but only bind the trust property of the Series, as provided in the Series' Declaration of Trust.

13.  NOTICES

     Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

     SUB-INVESTMENT MANAGER:             Wellington Management Company, LLP
                                         75 State Street
                                         Boston, MA 02109
                                         Attention:  Regulatory Affairs
                                         Fax #:  617-790-7760

      JHMLICO:  John Hancock Mutual Life Insurance Company
                                         200 Clarendon Street
                                         P.O. Box 111
                                         Boston, MA  02117
                                         Attention:  Raymond F. Skiba
                                         Fax #:  617-572-4953

            SERIES:                      John Hancock Variable Series Trust I
                                         200 Clarendon Street
                                         P.O. Box 111
                                         Boston, MA  02117
                                         Attention:  Raymond F. Skiba

                                         Fax #:  617-572-4953

14.  GOVERNING LAW.

     This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

15.  ASSIGNMENT.

     This Agreement may not be assigned by any party, either in whole or in part.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

ATTEST:                                JOHN HANCOCK VARIABLE SERIES TRUST I


                                       By:_______________________________
                                          Name: Michele G. Van Leer
                                             Title: Chairman

ATTEST:                                JOHN HANCOCK MUTUAL LIFE INSURANCE
                                       COMPANY


                                       By:_______________________________
                                          Name: Robert R. Reitano
                                             Title: Vice President

ATTEST:                                WELLINGTON MANAGEMENT COMPANY, LLP


                                       By:_______________________________
                                       Name: Robert W. Doran
                                       Title: Chairman

                                  SCHEDULE I

                                     FEES
                                     ----



     Current Net Assets Under Management     Sub-Advisory Fee
     -----------------------------------     ----------------

     On the first $100,000,000               55 basis points (0.55%) per annum

     On the next $100,000,000                45 basis points (0.45%) per annum

     On amounts over $200,000,000            40 basis points (0.40%) per annum

                                                                      Appendix C
                                                                      ----------

                           JHVLICO, JOHN HANCOCK AND
                                  WELLINGTON


JHVLICO and John Hancock

     JHVLICO, John Hancock Place, Boston, Massachusetts 02117, is a stock life insurance company chartered in 1979 under Massachusetts law. It is a wholly-owned subsidiary of John Hancock, authorized to transact a life insurance and annuities business in 49 states. JHVLICO began selling variable life insurance policies in 1980.

     John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a mutual life insurance company chartered in Massachusetts in 1862 It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. John Hancock acts as "principal underwriter" of the Fund's shares pursuant to an Underwriting and Administrative Services Agreement, dated January 17, 1986, to which John Hancock and the Series Trust are parties. Under the Agreement, John Hancock collects no additional charges or commissions in connection with its duties as principal underwriter.

     John Hancock is managed by its Board of Directors, the members of which are elected by its policyholders. All of the Directors must be policyholders of John Hancock. Two of the Trustees of the Fund, Michele G. Van Leer and Thomas
J. Lee, are Senior Vice President and Vice President, respectively, of John Hancock. The business address of all Directors and Executive Officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

     The following are the Directors and Chief Executive Officer of John
Hancock:

NAME                        PRINCIPAL OCCUPATION
----                        --------------------

Samuel W. Bodman            Chairman of the Board and Chief Executive Officer,
                            Cabot Corporation (chemicals)

Nelson S. Gifford           Principal, Fleetwing Capital Management (financial
                            services)

E. James Morton             Director, formerly Chairman of the Board and Chief
                            Executive Officer, John Hancock

John M. Connors, Jr.        President and Chief Executive Officer and Director,
                            Hill, Holliday, Connors, Cosmopoulos, Inc.
                            (advertising)

Stephen L. Brown            Chairman of the Board and Chief Executive Officer,
                            John Hancock

I. MacAllister Booth        Retired Chairman of the Board and Chief Executive
                            Officer, Polaroid Corporation (photographic products)

Robert J. Tarr, Jr.         Former President, Chief Executive Officer and Chief
                            Operations Officer, Harcourt General, Inc.
                            (publishing)

David F. D'Alessandro       President and Chief Operating Officer, John Hancock

Joan T. Bok                 Chairman of the Board, New England Electric System
                            (electric utility)

Robert E. Fast              Senior Partner, Hale and Dorr (law firm)

Foster L. Aborn             Vice Chairman of the Board, John Hancock

Richard F. Syron            Chairman of the Board and Chief Executive Officer,
                            American Stock Exchange

Kathleen F. Feldstein       President, Economic Studies, Inc. (economic
                            consulting)

Michael C. Hawley           President and Chief Operating Officer, The Gillette
                            Company (razors, etc.)

Edward H. Linde             President and Chief Executive Officer, Boston
                            Properties, Inc. (real estate)

Wayne A. Budd               Group President, Bell Atlantic - New England
                            (telecommunications)


WELLINGTON

The following are the general partners and executive officers of Wellington:

Name                                      Principal Occupation
----                                      --------------------

Kenneth L. Abrams                         Senior Vice President

Nicholas C. Adams                         Senior Vice President

Rand L. Alexander                         Senior Vice President

Deborah L. Allinson                       Senior Vice President

James H. Averill                          Senior Vice President

Karl E. Bandtel                           Senior Vice President

Marie-Claude Bernal                       Senior Vice President

William N. Booth                          Senior Vice President

Paul Braverman                            Senior Vice President & Chief
                                          Financial Officer

Robert A. Bruno                           Senior Vice President

Maryann E. Carroll                        Senior Vice President

Pamela Dippel                             Senior Vice President

Robert W. Doran                           Chairman

Charles T. Freeman                        Senior Vice President

Laurie A. Gabriel                         Senior Vice President

Frank J. Gilday                           Senior Vice President

John H. Gooch                             Senior Vice President

Nicholas P. Greville                      Senior Vice President

Paul Hamel                                Senior Vice President

William C.S. Hicks                        Senior Vice President

Lucius T. Hill, III                       Senior Vice President

Paul D. Kaplan                            Senior Vice President

John C. Keogh                             Senior Vice President

George C. Lodge, Jr.                      Senior Vice President

Nancy T. Lukitsh                          Senior Vice President

Mark T. Lynch                             Senior Vice President

Christine S. Manfredi                     Senior Vice President

Patrick J. Mccloskey                      Senior Vice President

Earl E. Mcevoy                            Senior Vice President

Duncan M. Mcfarland                       President and Chief Executive Officer

Paul M. Mecray III                        Senior Vice President

Matthew E. Megargel                       Senior Vice President

Diane C. Nordin                           Senior Vice President

Stephen T. O'brien                        Senior Vice President

Edward P. Owens                           Senior Vice President

Saul J. Pannell                           Senior Vice President

Thomas L. Pappas                          Senior Vice President

Jonathan M. Payson                        Senior Vice President

Stephen M. Pazuk                          Senior Vice President/Finance &
                                          Treasurer

Robert D. Rands                           Senior Vice President

Eugene E. Record, Jr.                     Senior Vice President

James A. Rullo                            Senior Vice President

John R. Ryan                              Senior Vice President

Joseph H. Schwartz                        Senior Vice President

Theodore Shasta                           Senior Vice President

Binkley C. Shorts                         Senior Vice President

Trond Skramstad                           Senior Vice President

Catherine A. Smith                        Senior Vice President

Stephen A. Soderberg                      Senior Vice President

Brendan J. Swords                         Senior Vice President

Harriett Tee Taggart                      Senior Vice President

Perry M. Traquina                         Senior Vice President

Gene R. Tremblay                          Senior Vice President

Michael A. Tyler                          Senior Vice President

Mary Ann Tynan                            Senior Vice President/Secretary

Clare Villari                             Senior Vice President

Ernst H. Von Metzsch                      Senior Vice President

James L. Walters                          Senior Vice President/Special Counsel

Kim Williams                              Senior Vice President

Francis V. Wisneski                       Senior Vice President